EXHIBIT 10.6

AGREEMENT REGARDING NOTES AND PREFERRED SHARES

This AGREEMENT REGARDING NOTES AND PREFERRED SHARES (together with the exhibits hereto, the “Agreement”) is made as of September 29, 2004 by and among TRI-S SECURITY CORPORATION, a Georgia corporation formerly known as Diversified Security Corporation (the “Company”), and PARAGON SYSTEMS, INC., an Alabama corporation and a wholly-owned subsidiary of the Company (“Paragon”), on the one hand, and HAROLD BRIGHT, a resident of the State of Tennessee (“Bright”), CHARLES KEATHLEY, a resident of the State of Alabama (“Keathley”), ROBERT LUTHER, a resident of the State of Alabama (“Luther”), and JOHN WILSON, a resident of the State of Tennessee (“Wilson” and, together with Bright, Keathley and Luther, the “Note Holders”), on the other hand.

WHEREAS, the Company has issued certain promissory notes dated February 24, 2004 to the Note Holders as described on Exhibit A attached hereto (the “Parent Notes”);

WHEREAS, Paragon has issued a certain promissory note dated March 11, 2004 to or for the benefit of the Note Holders as described on Exhibit B attached hereto (the “Subsidiary Note” and together with the Parent Notes, the “Notes”);

WHEREAS, the Company presently is preparing for an underwritten initial public offering of its common stock, $0.001 par value per share (the “Common Stock”), to be registered on a registration statement on Form S-1 under the Securities Act of 1933, as amended (the “Initial Public Offering”);

WHEREAS, in anticipation of the Initial Public Offering, the parties hereto have agreed to enter into this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto agree as follows:

1.                                       Promissory Notes.  The Company and each of the Note Holders hereby agree to amend and restate each Parent Note to which they are a party in its entirety in the form attached hereto as Exhibit C (each an “Amended and Restated Parent Note” and collectively the “Amended and Restated Parent Notes”).  Paragon and each of the Note Holders hereby agree to amend and restate the Subsidiary Note in its entirety in the form attached hereto as Exhibit D (the “Amended and Restated Subsidiary Note” and, together with the Amended and Restated Parent Notes, the “Amended and Restated Notes”).  Simultaneously with the execution and delivery of this Agreement, (i) the Note Holders shall deliver to the Company for cancellation all Parent Notes and the Subsidiary Note, (ii) the Company shall deliver to each Note Holder an executed Amended and Restated Parent Note made in favor of such holder in the principal amount listed opposite such holder’s name on Exhibit E attached hereto and (iii) Paragon shall deliver to the Note Holders an executed Amended and Restated Subsidiary Note.

2.                                       Series C Shares. Each of the Note Holders and the Company acknowledges and agrees that, pursuant to that certain Stock Purchase Agreement dated as of February 23, 2004 by and among the Company and each of the Note Holders (the “Stock Purchase Agreement”), the Note Holders are entitled to receive an aggregate of 100 shares of the Company’s Series C Redeemable Preferred Stock, $1.00 par value per share  (the “Series C Shares”), with an aggregate redemption value of $6.0 million and dividends payable thereon in an aggregate amount of $300,000.00 per annum, with all such accrued dividends to be paid on August 31 and February 28 of each year and such shares to be redeemed by the Company on or before February 27, 2007. No later than October 15, 2004, the Company shall issue and deliver to each Note Holder a certificate representing such number of Series C Shares as listed opposite such holder’s name on Exhibit E attached hereto.  Each of the Note Holders hereby waives the default in connection with the payment of dividends in respect of such Series C Shares payable as of August 31, 2004.  Simultaneously with the delivery by the Company of the Series C Shares on or before October 15, 2004, each of the Note Holders shall deliver to the Company for cancellation any and all certificates previously issued to such holder in connection with the Series C Shares that such holder is entitled to receive pursuant to the Stock Purchase Agreement.

3.                                       Forbearance. Notwithstanding anything to the contrary which may be set forth in those certain Security Agreements dated as of February 24, 2004, between the Company and each Note Holder (each a “Security Agreement” and collectively, the “Security Agreements”), each Note Holder agrees not to exercise any rights or remedies such holder may have under the Security Agreement to which such holder is a party prior to January 1, 2005.

4.                                       Cash Payment.  Simultaneously with the execution and delivery of this Agreement, the Company shall pay to each Note Holder an amount of cash as set forth opposite such Note Holder’s name on Exhibit E attached hereto. The Company hereby agrees, acknowledges and understands that such amounts shall not be applied to or cause a reduction of any interest or principal under the Notes, the Amended and Restated Notes or any other promissory note issued by either the Company or Paragon to any of the Note Holders, nor cause a reduction of any other liability of the Company hereunder.

5.                                       Repayment of Notes and Payment Dividends.  If the Initial Public Offering is consummated, then the Company agrees that, until the Amended and Restated Notes have been repaid in full, it shall apply all of the net proceeds thereof, after payment of underwriting discounts and out-of-pocket fees and expenses incurred in connection therewith (“the “Net Proceeds”), to the repayment of the Amended and Restated Notes no later than three (3) business days after the Company receives such proceeds. If the Initial Public Offering is consummated and the Company has repaid the Amended and Restated Notes in full, then the Company shall apply any remaining Net Proceeds to the payment of the dividends with respect to the Series C Shares which were accrued and payable as of August 31, 2004 (the “Accrued Dividends”) no later than three (3) business days after the Company receives such proceeds until the Accrued Dividends have been repaid in full.  If the Initial Public Offering is not consummated by December 31, 2004, the Company shall pay such dividends on such date.

6.                                       Common Share Issuance.

(a)                                  The Company shall issue to each Note Holder, promptly upon the completion of the Initial Public Offering, a number of shares of the Common Stock having a cash value as set forth opposite such holder’s name on Exhibit E attached hereto, with each share

2

being valued at the per share price at which the Common Stock is sold in the Initial Public Offering; provided, however, that each  such issuance to a Note Holder is subject to the Company receiving an appropriate subscription agreement executed by such holder in the form of Exhibit F attached hereto.  Each Note Holder acknowledges, agrees and understands that unless and until the Initial Public Offering is completed, the Company shall have no obligation to issue the shares of the Company’s common stock as contemplated by this Section 6.

(b)                                 No later than October 15, 2004, the Company shall issue and deliver to each Note Holder one share of Common Stock; provided, however, that each such issuance to a Note Holder is subject to the Company receiving an appropriate subscription agreement executed by such holder in the form of Exhibit F attached hereto.  Each of the Note Holders hereby agrees, acknowledges and understands that if the Company effects an exchange and recapitalization of its Common Stock prior to the Initial Public Offering (the “Exchange and Recapitalization”), then the shares of Common Stock issued pursuant to this Section 6(b) shall be redeemed by the Company for $1.00 per share prior to the Exchange and Recapitalization by written notice from the Company to each of the Note Holders.  The Company hereby agrees that if such redemption occurs, then the Company shall reissue the redeemed shares of Common Stock to the Note Holders promptly upon completion of the Exchange and Recapitalization.

7.                                       Employment Agreements.  Notwithstanding anything to the contrary set forth in that certain Employment Agreement dated February 24, 2004 between the Company and Keathley, the Company hereby agrees to pay to Keathley during the second half of the term of such agreement the same salary and benefits which Keathley was entitled to receive during the first half of the term of such agreement.  Notwithstanding anything to the contrary set forth in that certain Employment Agreement dated February 24, 2004 between the Company and Luther, the Company hereby agrees to pay to Luther during the second half of the term of such agreement the same salary and benefits which Luther was entitled to receive during the first half of the term of such agreement.  The amount of services to be provided by Keathley and Luther under the Employment Agreements shall not increase or be modified and during the second half of the term of such Agreements shall be 50% of the amount of time or services required under the first half of the term of such Agreements.

8.                                       Amendment to Stock Purchase Agreement and Security Agreements. Each of the Note Holders and the Company hereby agree, and hereby amend the Stock Purchase Agreement to the extent necessary to provide, as follows:

(a)                                  Any legal proceeding instituted by the Company concerning the matters contemplated by or relating to the Stock Purchase Agreement may be brought in a court with subject matter jurisdiction over the dispute located in Atlanta, Georgia, and each of the Note Holders hereby submits to jurisdiction in any such court, agrees that venue properly lies in any such court, and agrees that each such holder will not attempt to defeat or deny such jurisdiction by motion or other request for leave from any court. With respect to any legal proceeding instituted by the Company concerning the matters contemplated by or relating to the Stock Purchase Agreement, such agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Georgia without reference to its choice of law rules.  The Company hereby (i) agrees that any failure of any Note Holder to bring any compulsory counterclaim (as defined by applicable law) that such holder may have with respect

3

to any legal proceeding instituted by the Company concerning the matters contemplated by or relating to the Stock Purchase Agreement shall not constitute a waiver of any of such holder’s rights, claims, or actions whether such rights, claims, or actions were or could have been deemed a compulsory counterclaim under either Alabama or Georgia law, (ii) agrees that such holder may file any action in any court with subject matter jurisdiction over such rights, claims or actions located in Huntsville, Alabama, and (iii) irrevocably submits to the jurisdiction of such court for such purposes, irrevocably agrees that venue properly lies in such court, and irrevocably agrees that the Company will not attempt to defeat or deny such jurisdiction by motion or other request for leave from any court. With respect to any such actions instituted by any Note Holder, the Stock Purchase Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Alabama without reference to its choice of law rules.  The Company further agrees that it will not attempt to deny the Note Holder’s rights, claims, or actions on any basis relating to or arising from any claim that such rights, claims or actions should have been brought as compulsory counterclaims.  Notwithstanding the foregoing, if any court determines that such claim or action may not be instituted by any Note Holder in a court located in Huntsville, Alabama as contemplated in this Section 8(a), then the Company agrees to dismiss without prejudice all legal proceedings instituted pursuant to this Section 8(a) by the Company in Georgia in order to enable the Note Holder to litigate all of its rights under the Stock Purchase Agreement, Amended and Restated Notes, Unamended Notes, and Pledge and Assignment of Stock and Security Agreement in a court with subject matter jurisdiction located in Huntsville, Alabama.  If the Company decides to refile such proceeding, it shall do so in a court with subject matter jurisdiction located in Huntsville, Alabama, and in such event, such proceeding shall be governed by and construed and enforced in accordance with the internal laws of the State of Alabama without reference to its choice of law rules.

(b)                                 Notwithstanding the foregoing, the parties hereto agree, acknowledge and understand that this Section 8 shall not apply with respect to, and shall in no way effect, the Amended and Restated Subsidiary Note.

(c)                                  The parties hereto agree, acknowledge and understand that, except as amended hereby, the Stock Purchase Agreement is and shall continue to be in full force and effect, and is, as hereby amended, confirmed and ratified.  The parties further acknowledge that the following promissory notes (collectively, the “Unamended Notes” and each an “Unamended Note”) are not amended by the terms of this Agreement and shall continue in full force and effect: (i) Promissory Note in the principal amount of $398,850 dated February 24, 2004, executed by Company as Maker and naming Luther as Payee; (ii) Promissory Note in the principal amount of $813,750 dated February 24, 2004, executed by Company as Maker and naming Keathley as Payee; (iii) Promissory Note in the principal amount of $143,700 dated February 24, 2004, executed by Company as Maker and naming Bright as Payee; and (iv) Promissory Note in the principal amount of $143,700 dated February 24, 2004, executed by Company as Maker and naming Wilson as Payee.  The Unamended Notes shall be secured by a stock pledge or security agreement executed contemporaneously with this Agreement.

9.                                       Attorney’s Fees.  Simultaneously with the execution and delivery of this Agreement, the Company shall pay to legal counsel for Keathley and Luther the amount of

4

$10,000 with respect to legal fees incurred by Keathley and Luther in connection with the matters set forth in this Agreement.

10.                                 Other Payments.  The Company hereby agrees to pay the monthly mortgage payments, insurance and operating expenses, up to a maximum of $1,000.00 per month, incurred with respect to that certain property located at Highway 31, Elkton, Tennessee, which is owned by Keathley and Luther, for each month commencing with September 2004 and ending with February 2005.

11.                                 Miscellaneous.

11.1                           This Agreement shall be binding upon the parties hereto and their respective successors, assigns, heirs and legal representatives.

11.2                           Any legal proceeding instituted by the Company concerning the matters contemplated by or relating to this Agreement may be brought in a court with subject matter jurisdiction over the dispute located in Atlanta, Georgia, and each of the Note Holders hereby submits to jurisdiction in any such court, agrees that venue properly lies in any such court, and agrees that each such holder will not attempt to defeat or deny such jurisdiction by motion or other request for leave from any court. With respect to any legal proceeding instituted by the Company concerning the matters contemplated by or relating to this Agreement, this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Georgia without reference to its choice of law rules. The Company hereby (i) agrees that any failure of any Note Holder to bring any compulsory counterclaim (as defined by applicable law) that such holder may have with respect to any legal proceeding instituted by the Company concerning the matters contemplated by or relating to this Agreement shall not constitute a waiver of any of such holder’s rights, claims, or actions whether such rights, claims, or actions were or could have been deemed a compulsory counterclaim under either Alabama or Georgia law, (ii) agrees that such holder may file any action in any court with subject matter jurisdiction over such rights, claims, or actions located in Huntsville, Alabama, and (iii) irrevocably submits to the jurisdiction of such court for such purpose, irrevocably agrees that venue properly lies in such court, and irrevocably agrees that the Company will not attempt to defeat or deny such jurisdiction by motion or other request for leave from any court. With respect to any such actions instituted by any Note Holder, this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Alabama without reference to its choice of law rule.  The Company further agrees that it will not attempt to deny the Note Holder’s rights, claims, or actions on any basis relating to or arising from any claim that such rights, claims or actions should have been brought as compulsory counterclaims.  Notwithstanding the foregoing, if any court determines that such claim or action may not be instituted by any Note Holder in a court located in Huntsville, Alabama as contemplated in this Section 11.2, then the Company agrees to dismiss without prejudice all legal proceedings instituted pursuant to this Section 11.2 by the Company in Georgia in order to enable the Note Holder to litigate all of its rights under this Agreement in a court with subject matter jurisdiction located in Huntsville, Alabama.  If the Company decides to refile such proceeding, it shall do so in a court with subject matter jurisdiction with respect to such proceeding located in Huntsville, Alabama, and in such event, such proceeding shall be governed by and construed and enforced in accordance with the internal laws of the State of Alabama without reference to its choice of law rules.

5

11.3                           Any legal proceeding instituted by any Note Holder concerning the matters contemplated by or relating to this Agreement may be brought in a court with subject matter jurisdiction over the dispute located in Huntsville, Alabama, and the Company hereby submits to jurisdiction in any such court, agrees that venue properly lies in any such court, and agrees that the Company will not attempt to defeat or deny such jurisdiction by motion or other request for leave from any court. With respect to any legal proceeding instituted by any Note Holder concerning the matters contemplated by or relating to this Agreement, this Agreement  shall be governed by and construed and enforced in accordance with the internal laws of the State of Alabama without reference to its choice of law rules. Each Note Holder hereby (i) agrees that any failure of the Company to bring any compulsory counterclaim (as defined by applicable law) that the Company may have with respect to any legal proceeding instituted by such holder concerning the matters contemplated by or relating to this Agreement shall not constitute a waiver of the Company’s right to bring such counterclaim, (ii) agrees that the Company may bring such counterclaim in any court with subject matter jurisdiction over such counterclaim located in Atlanta, Georgia, and (iii) submits to jurisdiction in any such court, agrees that venue properly lies in any such court, and agrees that such holder will not attempt to defeat or deny such jurisdiction by motion or other request for leave from any court. With respect to any such counterclaim instituted by the Company, this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Georgia without reference to its choice of law rule.

11.4                           Headings and captions are included herein for convenience, do not form a part of this Agreement, and are not admissible as to construction.

11.5                           This instrument, together with the exhibits hereto, is the entire expression of the agreement of the parties with respect to its subject matter, and supersedes all prior understandings, agreements or representations in such regard.

11.6                           Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought

11.7                           The parties acknowledge the unique nature of the provisions hereof, and agree that damages in event of breach would be both difficult to calculate and an inadequate remedy. Consequently, in the event of breach, and in addition to recovering any provable damages and reimbursement of any legal fees, the injured party shall be entitled to equitable relief, including specific performance.

11.8                           No person or entity not signatory shall have any rights as a third party beneficiary under this Agreement, or to enforce the provisions hereof on behalf of any signatory hereto.

11.9                           Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party that requests it.

6

11.10                     This Agreement may be executed in any number of counterparts, all of which together shall constitute one instrument, and each of which may be executed by less than all of the parties to this Agreement.

11.11                     In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision. In such event, the parties shall negotiate, in good faith, a valid, legal and enforceable substitute provision which most nearly effects the intent of the parties in entering into this Agreement.

11.12                     Each of the Note Holders acknowledges that such holder has received and reviewed the Company’s draft Registration Statement on Form S-1 dated September 3, 2004, prepared in connection with the Initial Public Offering.

[SIGNATURE PAGE FOLLOWS]

7

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement Regarding Notes and Preferred Shares, or caused this Agreement Regarding Notes and Preferred Shares to be executed and delivered, as of the date first written above.

TRI-S SECURITY CORPORATION

By:	/s/ Ronald G. Farrell
Printed Name: Ronald G. Farrell
Title: Chief Executive Officer

PARAGON SYSTEMS, INC.

By:	/s/ Ronald G. Farrell
Printed Name: Ronald G. Farrell
Title: Chief Executive Officer

NOTE HOLDERS:

HAROLD BRIGHT

/s/ Robert Luther
ROBERT LUTHER

JOHN WILSON

/s/ Charles Keathley
CHARLES KEATHLEY

8

EXHIBIT A

PARENT NOTES

Name of Note Holder	Principal Amount of Parent Note	Maturity Date of Parent Note
Harold Bright	$526,900.00	May 31, 2004
Charles Keathley	$2,983,750.00	May 31, 2004
Robert Luther	$1,462,450.00	May 31, 2004
John Wilson	$526,900.00	May 31, 2004

EXHIBIT B

SUBSIDIARY NOTE

Name of Note Holder	Principal Amount of Subsidiary Note	Maturity Date of Subsidiary Note
Charles Keathley, both individually and as agent for Robert Luther, Harold Bright and John Wilson	$706,507.00	June 10, 2004

EXHIBIT C

AMENDED AND RESTATED PROMISSORY NOTE

Atlanta, Georgia

[              ], 2004

ARTICLE I

PAYMENTS OF PRINCIPAL AND INTEREST

1.01                           For value received, the undersigned, Tri-S Security Corporation, a corporation organized under the laws of the State of Georgia (hereinafter referred to as “Maker”), hereby promises to pay to the order of [            ] (“Payee”), at any location Payee shall reasonably determine, the principal sum of [                                    ] ($             ) except as may be adjusted in accordance with the terms hereof, plus simple interest on the unpaid principal amount hereof at the rate of seven (7.0%) percent per annum, all according to the terms hereof, and with all such payments being payable in cash, check, wire transfer or other form reasonably acceptable to Payee in lawful money of the United States of America.  This Amended and Restated Promissory Note (the “Note”) amends and restates in its entirety that certain Promissory Note in principal amount of [                       ] ($             ) dated February 24, 2004 made by Maker in favor of Payee (the “Original Note”).

1.02                           Maker shall pay the obligation hereunder by tendering a single payment on December 31, 2004 of the full amount of principal due hereunder and all interest at the rate set forth above accrued thereon since February 24, 2004.

1.03                           Maker may prepay any or all portion of the outstanding balance hereof without penalty prior to December 31, 2004, and Payee shall apply all such prepayments hereunder first to principal, then to any interest or other amount hereunder.

1.04                           Notwithstanding the stated principal amount hereof, Maker may offset against and reduce the principal amount of this Note by an amount equal to the amount of any indemnification obligation as allowed in Article 6 of the Stock Purchase Agreement dated as of February 23, 2004 by and among Maker and the Selling Shareholders, as amended (the “Stock Purchase Agreement”).  Such items are referred to herein as “Indemnification Obligations”.

1.05                           Upon Maker’s receipt of any claim or bill for any cost or expense that would give rise to an Indemnification Obligation, Maker shall inform the Payee by the method(s) provided in the Stock Purchase Agreement for providing notices.

1.06                           Maker may deduct from the principal amount of this Note an amount equal to the amount stated in Maker’s notice, subject to the amount deducted being added back to the principal amount of the Note if the amount that Maker actually incurs that is subject to the Indemnification Obligation is less than the amount previously deducted from the principal amount of this Note.  If an amount is deducted from the principal amount of this Note and is later added back to the principal amount of the Note, Maker shall be liable also for interest at the rate of seven percent (7%) per annum on the amount of such deducted and re-added amount, as if such amount had never been deducted.

1.07                           Repayment of this Note shall be subject to any Subordination Agreement agreed upon by Maker and Payee.

1.08                           Notwithstanding the foregoing, this Note is an amendment and restatement of the Original Note, and as such, is subject to the provisions of all agreements entered into by the parties subsequent to the execution of the Original Note, including that “Amendment” to the Stock Purchase Agreement entered into by Maker and Payee dated February 26, 2004 and that certain Letter Agreement between Maker and Charles Keathley dated March 11, 2004 (collectively, the “Subsequent Documents”).  This Note shall be subject to any right or defense of the Payee or Maker arising from the Subsequent Documents, and this Note shall not constitute a waiver of any right or defense of Payee or Maker under the Subsequent Documents.

ARTICLE II

SECURITY

2.01                           As security for payment of all of the obligations hereunder, Maker has pledged to Payee, pursuant to the Security Agreement dated as of February 24, 2004, between Maker and Payee (the “Security Agreement”), [           ] shares of common stock of no par value of Paragon Systems, Inc. (the “Shares”) sold by Payee to Maker pursuant to the Stock Purchase Agreement.

2.02                           RESERVED.

2.03                           Neither Payee nor any of the Selling Shareholders shall sell, assign, give, pledge, encumber, hypothecate or transfer any of the Shares securing payment of the Note.

2.04                           The number of Shares subject to the Security Agreement, and the number of Shares subject to release from the Security Agreement shall be adjusted for any stock split, reverse stock split, or stock dividend of Paragon Systems, Inc.

ARTICLE III

MISCELLANEOUS

3.01                           Upon the failure of Maker to tender any payment hereunder when due, Payee may, at its option, deliver written notice to Maker of the failure to tender such payment.  If Maker has not tendered payment of the full amount of such late payment within ten business (10) days of the date of such notice, Payee may accelerate the full amount of principal and interest due hereunder, and upon such acceleration, the full principal amount hereof shall be immediately due and payable.

3.02                           The failure of Payee to exercise any option hereunder, or to make demand, or to proceed to collect after making demand hereon, shall not constitute a waiver of the right to exercise such option, make such demand or to proceed to collect.

3.03                           Maker waives presentment for payment, notice of dishonor, protest, notice of protest and diligence in bringing suit against any party hereto.

3.04                           The obligations evidenced or created by this Note, as well as all waivers of rights by Maker contained herein, shall effectively bind and be the obligations and waivers of any and all others who may at any time become liable for the payment of all or any part of this Note.

3.05                           No party other than the Maker shall be liable for the payment of all or any part of this Note unless such party has executed a written document agreeing to be liable for payment of any or all of this Note.

3.06                           If any provision (or any part of any provision) contained in this Note shall for any reason be held or deemed to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein and the remaining provisions of this Note shall remain in full force and effect.

3.07                           Payee shall not sell, assign, give, pledge, encumber, hypothecate or transfer any of its rights pursuant to this Note.

3.08                           Any notice required hereunder shall be deemed given three (3) business days after such notice has been transmitted and received by the party to receive such notice by the method(s) provided in the Stock Purchase Agreement for providing notices.

3.09                           Any legal proceeding instituted by Payee concerning the matters contemplated by or relating to this Note may be brought in a court with subject matter jurisdiction over the dispute located in Huntsville, Alabama, and Maker hereby submits to jurisdiction in any such court, agrees that venue properly lies in any such court, and agrees that Maker will not attempt to defeat or deny such jurisdiction by motion or other request for leave from any court. With respect to any legal proceeding instituted by Payee concerning the matters contemplated by or relating to this Note, this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Alabama without reference to its choice of law rules. Payee hereby (i) agrees that any failure of Maker to bring any compulsory counterclaim (as defined by applicable law) that Maker may have with respect to any legal proceeding instituted by Payee concerning the matters contemplated by or relating to this Note shall not constitute a waiver of Maker’s right to bring such counterclaim, (ii) agrees that Maker may bring such counterclaim in any court with subject matter jurisdiction over such counter claim located in Atlanta, Georgia, and (iii) submits to jurisdiction in any such court, agrees that venue properly lies in any such court, and agrees that Payee will not attempt to defeat or deny such jurisdiction by motion or other request for leave from any court. With respect to any such counterclaim instituted by Maker, this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Georgia without reference to its choice of law rule.

3.10                           Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Stock Purchase Agreement.

3.11                           Any party who is required to bring an action to enforce the terms of this Note shall be entitled to reasonable attorneys’ fees, in addition to all other amounts otherwise due hereunder.

IN WITNESS WHEREOF, Maker and Payee have executed this Note or caused this Note to be executed as of [              ], 2004.

MAKER:

TRI-S SECURITY CORPORATION

By:
Name:	Ronald G. Farrell
Title:	Chief Executive Officer

PAYEE:

[ ]

EXHIBIT D

AMENDED AND RESTATED PROMISSORY NOTE

Atlanta, Georgia

[             ], 2004

ARTICLE I

PAYMENTS OF PRINCIPAL AND INTEREST

1.01                           For value received, the undersigned Paragon Systems, Inc., a corporation organized under the laws of the State of Alabama (hereinafter referred to as “Maker”), hereby promises to pay to the order of Charles Keathley , both individually and as agent for Robert Luther, Harold Bright and John Wilson (“Payee”), at any location Payee shall reasonably determine, the principal sum of SEVEN HUNDRED SIX THOUSAND, FIVE HUNDRED AND SEVEN DOLLARS ($706,507.00), plus simple interest on the unpaid principal amount hereof at the rate of seven (7.0%) percent per annum, all according to the terms hereof, and with all such payments being payable in cash, check, wire transfer or other form reasonably acceptable to Payee in lawful money of the United States of America.  This Amended and Restated Promissory Note (the “Note”) amends and restates in its entirety all of Payee’s interest, right and title in, to and under that certain Promissory Note in principal amount of SEVEN HUNDRED SIX THOUSAND, FIVE HUNDRED AND SEVEN DOLLARS ($706,507.00) dated March 11, 2004 made by Maker in favor of Charles Keathley, both individually and as agent for Robert Luther, Harold Bright and John Wilson.

1.02                           Maker shall pay the obligation hereunder by tendering a single payment on December 31, 2004 of the full amount of the principal due hereunder and all interest at the rate set forth above accrued thereon since March 11, 2004.

1.03                           Maker shall prepay such amounts due hereunder, as provided in Section 2.02 hereof.  In addition to the foregoing, Maker may prepay any or all of the outstanding balance hereof without penalty prior to the due date of any payment, and Payee shall apply such prepayments first to principal, then to any interest or other amount hereunder.

ARTICLE II

SECURITY

2.01                           As security for payment of all of the obligations hereunder, Maker hereby pledges to Payee, those Accounts Receivable and all proceeds thereof of Maker that are listed on Exhibit A .

2.02                            Notwithstanding anything to the contrary, upon payment of any Accounts Receivable listed on Exhibit “A”, Maker shall pay the amount of proceeds from the payment of such Account Receivable to the Payee, as a mandatory prepayment of the amount due hereunder.

As further security for payment of all obligations hereunder, Maker hereby grants to Payee, to the extent permitted by the factoring and other agreements Maker has entered into with LSQ Funding Group, LLC and BRE LLC, a continuing security interest in all of Payee’s accounts, accounts receivable, receivables, existing or hereafter arising, all cash and non-cash proceeds resulting therefrom and all rights relating thereto; provided, however, that such security interest shall be subject and subordinate to the security interests granted as of the date hereof to LSQ Funding Group, LLC and BRE LLC by Maker.  Maker authorizes Payee to file financing statements without notice to Maker, with all appropriate jurisdictions, in order to perfect the security interest granted hereby.  Maker shall execute and deliver to Payee all documents that Payee may reasonably request to perfect the security interest granted hereby. The security interest granted hereby shall terminate upon the indefeasible payment in full of this Note.

2.03                           RESERVED.

ARTICLE III

MISCELLANEOUS

3.01                           Upon the failure of Maker to tender any payment hereunder when due, Payee may, at its option, deliver written notice to Maker of the failure to tender such payment.  If Maker has not tendered payment of the full amount of such late payment within ten business (10) days of the date of such notice, Payee may accelerate the full amount of principal and interest due hereunder, and upon such acceleration, the full principal amount hereof shall be immediately due and payable.

3.02                           The failure of Payee to exercise any option hereunder, or to make demand, or to proceed to collect after making demand hereon, shall not constitute a waiver of the right to exercise such option, make such demand or to proceed to collect.

3.03                           Maker waives presentment for payment, notice of dishonor, protest, notice of protest and diligence in bringing suit against any party hereto.

3.04                           The obligations evidenced or created by this Note, as well as all waivers of rights by Maker contained herein shall effectively bind and be the obligations and waivers of any and all others who may at any time become liable for the payment of all or any part of this Note.

3.05                           No party other than the Maker shall be liable for the payment of all or any part of this Note unless such party has executed a written document agreeing to be liable for payment of any or all of this Note.

3.06                           If any provision (or any part of any provision) contained in this Note shall for any reason be held or deemed to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein and the remaining provisions of this Note shall remain in full force and effect.

3.07                           Payee shall not sell, assign, give, pledge, encumber, hypothecate or transfer any of its rights pursuant to this Note.

3.08                           Any notice required hereunder shall be deemed given three (3) business days after such notice has been transmitted and received by the party to receive such notice by the method(s) for providing notice as set forth in the Stock Purchase Agreement dated February 23, 2004 by and among Tri-S Security Corporation, Charles Keathley, Robert Luther, Harold Bright and John Wilson.

3.09                           Maker and Payee hereby consent and agree to the exclusive jurisdiction and venue of the courts of Madison County, Alabama as proper and convenient for any action to enforce any of the provisions of this Note.

3.10                           Any party who is required to bring an action to enforce the terms of this Note shall be entitled to reasonable attorneys’ fees, in addition to all other amounts otherwise due hereunder.

IN WITNESS WHEREOF, Maker and Payee have executed this Note or caused this Note to be executed as of [                 ], 2004.

MAKER:

PARAGON SYSTEMS, INC.

By:
Name:	Ronald G. Farrell
Title:	Chief Executive Officer

PAYEE:

CHARLES KEATHLEY

EXHIBIT A

Not on LSQ aging

30-60	Invoice #	60-90	Invoice #	91 Up	Invoice #
$—	0			$3,932.50	4129
				$3,245.74	4130AS
				$561.00	4131
$—				$3,477.46	4131 AS
				$2,816.66	4134AS
				$2,948.82	4136AS
				$3,031.42	4138AS
				$3,179.00	4143
				$3,379.76	4145
				$1,760.00	4159
				$3,872.00	4162
				$(62.50)	4163AS
				$10,169.50	4169
				$1,387.68	4175AS
				$239.54	4177AS
				$49.56	4190AS
				$21.32	4204
				$39.98	4215
				$7,867.20	1127
				$2,969.44	CG96-1020
				$371.18	CG96-1021
				$670.80	CG96-1079
				$4,162.93	8
				$80.00	19
				$13,153.90	Soo18-8
				$(1,268.26)	121-6
				$580.23	S0092-16
				$1,202.18	S0092-17
				$13,040.43	57-35
				$202.10	046-11
				$202.10	046-13
				$201.73	BR48613
				$403.15	BR486
				$135.16	BR486
				$255.17	486
				$762.96	13101
				$4,111.36	HPP-1602
				$5,566.55
				$8,710.88	STPAA-275
				$77,730.24	56
				$781.70
$—		$—		$185,942.57

EXHIBIT E

Name	Principal Amount of Amended and Restated Parent Note	Number of Series C Shares to be Issued	Cash Payment	Aggregate Value of Common Shares to be Issued
Harold Bright	$526,900.00	9	$10,000	$15,000
Charles Keathley	$2,983,750.00	55	$54,000	$81,000
Robert Luther	$1,462,450.00	27	$26,000	$39,000
John Wilson	$526,900.00	9	$10,000	$15,000

EXHIBIT F

                 , 200

To the Board of Directors of

Tri-S Security Corporation

9925 Haynes Bridge Road

Suite 200-228

Alpharetta, Georgia 30022

Gentlemen:

In connection with the purchase of                              shares of the common stock, with $0.001 par value (the “Shares”), of Tri-S Security Corporation, a Georgia corporation (the “Corporation”), the undersigned hereby represents and warrants as follows:

1.                                       The Shares are being purchased for the undersigned’s own account without the participation of any other person with the intent of holding the Shares for investment and without the intent of participating directly or indirectly in a distribution of the Shares and not with a view to, or for resale in connection with, any distribution of the Shares or any portion thereof.

2.                                       By virtue of the position of the undersigned with respect to the Corporation, the undersigned has access to all material information with regard to the Corporation.

3.                                       The undersigned is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of or income from the Shares but rather upon an independent examination and judgment as to the prospects of the Corporation.

4.                                       The Shares were not offered to the undersigned by means of publicly disseminated advertisements or sales literature.

The undersigned acknowledges that the undersigned must continue to bear the economic risk of the investment in the Shares for an indefinite period and recognizes that the Shares will be (i) sold without registration under any state or federal law relating to the registration of securities for sale, (ii) issued and sold in reliance on the exemption from registration under the Georgia Securities Act of 1973, as amended (the “Act”), provided by O.C.G.A. § 10-5-9(13) and (iii) issued and sold in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

The undersigned agrees as follows:

1.                                       The Shares will not in any event be offered for sale, sold, or transferred to anyone prior to one year after the date acquired and then not other than pursuant to (i) an effective registration under the Act or in a transaction otherwise in compliance with the Act, (ii) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the

1933 Act, and (iii) evidence satisfactory to the Corporation of compliance with the applicable securities laws of any other jurisdiction.  The Corporation shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws.

2.                                       The Corporation will be under no obligation to register the Shares or to comply with any exemption available for sale of the Shares without registration.  The Corporation is under no obligation to the undersigned to act in any manner so as to make Rule 144 of the Securities and Exchange Commission available with respect to the Shares.

3.                                       If it so desires, the Corporation may refuse to permit the transfer of the Shares unless the request for transfer is accompanied by an opinion of counsel acceptable to the Corporation to the effect that neither the sale nor the proposed transfer will result in any violation of the Act, the 1933 Act, or the securities laws of any other jurisdiction.

4.                                       A legend indicating that the Shares have not been registered under the Act and the 1933 Act and referring to the restrictions on transferability and sale of the Shares may be placed on the certificate or certificates delivered to the undersigned or any substitute certificate therefor, and any transfer agent of the Corporation may be instructed to require compliance therewith.

The agreements and representations made by the undersigned herein extend to and apply to all of the Shares.  Acceptance by the undersigned of the certificate or certificates representing the Shares shall constitute a confirmation by the undersigned that all agreements and representations made herein shall be true and correct at such time.

Very truly yours,

«Name_of_Shareholder»